                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 27, 1999

                         DELAWARE GROUP EQUITY FUNDS III
                               DELWARE TREND FUND

                               1818 Market Street
                             Philadelphia, PA 19103

        For more information about the Institutional Class: 800-510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares: Nationwide 800-523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800-362-7500


         Delaware Group Equity Funds III ("Equity Funds III") is a professionally-managed mutual fund of the series type which currently offers one series of shares: Trend Fund series ("Trend Fund" or the "Fund"). The Fund offers Class A Shares, Class B Shares and Class C Shares (together referred to as the "Fund Classes"). The Fund also offers an Institutional Class (the "Institutional Class"). All references to "shares" in this Part B refer to all Classes of shares of Equity Funds III, except where noted.


         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated August 27, 1999 and the current Prospectus for the Institutional Class dated August 27, 1999, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus relating to the Fund Classes and a Prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.

-------------------------------------------------------------------------------------------------
TABLE OF CONTENTS

-------------------------------------------------------------------------------------------------
                                                 Dividends and Realized Securities Profits
Cover Page                                       Distributions
-------------------------------------------------------------------------------------------------
Investment Policies                              Taxes
-------------------------------------------------------------------------------------------------
Performance Information                          Investment Management Agreement
-------------------------------------------------------------------------------------------------
Trading Practices and Brokerage                  Officers and Trustees
-------------------------------------------------------------------------------------------------
Purchasing Shares                                General Information
-------------------------------------------------------------------------------------------------
Investment Plans                                 Financial Statements
-------------------------------------------------------------------------------------------------
Determining Offering Price and Net
Asset Value                                      Appendix A
-------------------------------------------------------------------------------------------------
Redemption and Exchange
-------------------------------------------------------------------------------------------------

INVESTMENT POLICIES

Investment Restrictions
         Delaware Trend Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of the Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         The Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or other thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in certificates of deposit.


         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The following are additional non-fundamental investment restrictions:

         The Fund shall not:

          1. Invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

          2. Acquire control of any company.

          3. Purchase or retain securities of any company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

          4. Invest in securities of other investment companies except at customary brokerage commissions rates or in connection with mergers, consolidations or offers of exchange.

          5. Purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.

          6. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.) Any investment in real estate together with any investment in illiquid assets cannot exceed 10% of the value of the Fund's assets.

          7. Sell short any security or property.

          8. Deal in commodities.

          9. Borrow money in excess of 10% of the value of its assets, and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         10. Make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         11. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         12. Act as an underwriter of securities of other issuers.

         13. Permit long or short positions on shares of the Fund to be taken by its officers, trustees or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

         14. Invest more than 25% of its assets in any one particular industry. Although it is not a matter of fundamental policy, the Fund has also made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. In addition, although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

Foreign Securities
         Although it is not a matter of fundamental policy, the Fund may invest not more than 5% of its assets in foreign securities. Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.

Repurchase Agreements
         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis. While the Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest excess cash balances.

         The funds available from the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds in the Delaware Investments family jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Restricted and Illiquid Securities
         The Fund may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer o higher return than comparably registered securities nut involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration. The Fund will not purchase illiquid assets, including such restricted securities, if more than 10% of the value of it's assets would then consist of illiquid securities.

         Certain of the privately placed securities acquired by the Fund will be eligible for resale by the Fund pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A permits many privately placed or legally restricted securities to be freely traded without restriction among certain institutional buyers such as the fund.

         While maintaining oversight, the Board of Trustees of the Fund has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation in investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and then number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.


Borrowings
         Although the Fund is permitted under certain circumstances to borrow money and invest in investment company securities, it does not normally do so.


Portfolio Loan Transactions
         The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which the Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Concentration
         In applying the Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

PERFORMANCE INFORMATION

         From time to time, the Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund, periods, as applicable. The Fund may also advertise aggregate and average total return information of each Class over additional periods of time.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                            n
                                                       P(1+T)  = ERV

                   Where:       P    =   a hypothetical initial purchase order of $1,000 from which, in the case of Class A
                                         Shares only, the maximum front-end sales charge, if any, is deducted;

                                T    =   average annual total return;

                                n    =   number of years;

                              ERV    =   redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable contingent deferred sales charge ("CDSC"), if any, with respect to Class B Shares and Class C Shares.

         In presenting performance information for Class A Shares, the contingent deferred sales charge, applicable only to certain redemptions of those shares ("Limited CDSC" or "other CDSC"), will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC, or other CDSC, and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representative of the results which may be realized from an investment in the Fund in the future.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of each Class as shown below, is the average annual total return quotations through June 30, 1999, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for the Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made. The average annual total return for Class B and C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 1999. The average annual total return for Class B and C Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 1999, and therefore does not reflect the deduction of a CDSC. Stock prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                                   Average Annual Total Return
                                                           Trend Fund
----------------------------------------------------------------------------------------------------------------------------

                   Trend Fund     Trend Fund     Trend Fund     Trend Fund       Trend Fund     Trend Fund     Trend Fund
                   Class A        Class A        Institutional  Class B Shares   Class B        Class C        Class C
                   Shares(1)(2)   Shares (1)     Class          (Including       Shares         Shares         Shares
                   (at Offer)     (at NAV)                      Deferred Sales   (Excluding     (Including     (Excluding
                                                                Charge)(3)       Deferred       Deferred       Deferred
                                                                                 Sales Charge)  Sales Charge)  Sales Charge)
----------------------------------------------------------------------------------------------------------------------------
1 year ended          17.59%         24.76%         25.07%          18.83%         23.83%         22.82%          23.82%
6/30/99
----------------------------------------------------------------------------------------------------------------------------
3 years ended         14.03%         16.31%         16.61%          14.70%         15.45%         15.44%          15.44%
6/30/99
----------------------------------------------------------------------------------------------------------------------------
5 years ended         20.12%         21.54%         21.86%            N/A            N/A            N/A             N/A
6/30/99
----------------------------------------------------------------------------------------------------------------------------
10 years ended        16.95%         17.64%         17.83%            N/A            N/A            N/A             N/A
6/30/99
----------------------------------------------------------------------------------------------------------------------------
15 years ended        16.74%         17.21%         17.33%            N/A            N/A            N/A             N/A
6/30/99
----------------------------------------------------------------------------------------------------------------------------
Life of
Fund(4)               10.02%         10.23%         10.29%          19.89%         20.10%         18.54%          18.54%
----------------------------------------------------------------------------------------------------------------------------

(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(4) Date of initial public offering of Class A Shares was October 3, 1968; date of initial public offering of Class B Shares was September 6, 1994; date of initial public offering of Class C Shares was November 29, 1995; date of initial public offering of Institutional Class shares was November 23, 1992.

         Total return performance for the Classes will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results that may be realized from an investment in the Fund in the future.

         From time to time, the Fund may also quote each Class' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc.
or to the Russell 2000 Growth Index, the S&P 500 Index or the Dow Jones Industrial Average.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2,000 smallest companies in the Russell 3000 Index which represent approximately 10% of the total market capitalization of the Russell 3000 Index. The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and American Depository Receipts. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         In addition, the performance of multiple indices compiled and maintained by statistical research firms, such as Salomon Brothers and Lehman Brothers may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other funds, products, and services.

         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

         The following table presents examples, for purposes of illustration only, of cumulative total return performance for each Class through June 30, 1999. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Past performance is not a guarantee of future results.

                                                     Cumulative Total Return
                                                           Trend Fund
---------------------------------------------------------------------------------------------------------------------------

                  Trend Fund     Trend Fund     Trend Fund     Trend Fund       Trend Fund     Trend Fund     Trend Fund
                  Class A        Class A        Institutional  Class B Shares   Class B        Class C        Class C
                  Shares(1)      Shares(1)      Class          (Including       Shares         Shares         Shares
                  (at Offer)(2)  (at NAV)                      Deferred Sales   (Excluding     (Including     (Excluding
                                                               Charge)(3)       Deferred       Deferred       Deferred
                                                                                Sales Charge)  Sales Charge)  Sales Charge)
---------------------------------------------------------------------------------------------------------------------------
3 months ended
6/30/99              11.34%         18.11%         18.19%          12.85%         17.85%         16.93%         17.93%
---------------------------------------------------------------------------------------------------------------------------
6 months ended
6/30/99              13.60%         20.50%         20.67%          15.04%         20.04%         19.09%         20.09%
---------------------------------------------------------------------------------------------------------------------------
9 months ended
6/30/99              39.62%         48.15%         48.52%          42.41%         47.41%         46.36%         47.36%
---------------------------------------------------------------------------------------------------------------------------
1 year ended
6/30/99              17.59%         24.76%         25.07%          18.83%         23.83%         22.82%         23.82%
---------------------------------------------------------------------------------------------------------------------------
3 years ended
6/30/99              48.27%         57.34%         58.55%          50.88%         53.88%         53.86%         53.86%
---------------------------------------------------------------------------------------------------------------------------
5 years ended
6/30/99             150.10%        165.25%        168.73%            N/A            N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------
10 years ended
6/30/99             378.67%        407.73%        415.97%            N/A            N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------
15 years ended
6/30/99             919.41%        982.43%        999.97%            N/A            N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------
Life of Fund(3)   1,782.38%      1,897.46%      1,929.86%         139.59%        141.59%         84.10%         84.10%
---------------------------------------------------------------------------------------------------------------------------

(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(4) Date of initial public offering of Class A Shares was October 3, 1968; date of initial public offering of Class B Shares was September 6, 1994; date of initial public offering of Class C Shares was November 29, 1995; date of initial public offering of Institutional Class shares was November 23, 1992.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds available from the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the investment disciplines employed in seeking the objectives of the Fund and the other funds in the Delaware Investments family. The Distributor may also from time to time cite general or specific information about the institutional clients Delaware Investment Advisers, an affiliate of the Manager, including the number of such clients serviced by the Manager's affiliate.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. Investors also should consider their financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Purchasing Shares - Investing by Electronic Fund Transfer for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share of a stock or bond fund over a period of time will be lower than the average price per share of the Fund for the same time period.

                                                                  Number
                          Investment           Price Per         of Shares
                            Amount               Share           Purchased

           Month 1          $100                $10.00              10
           Month 2          $100                $12.50               8
           Month 3          $100                $ 5.00              20
           Month 4          $100                $10.00              10

           ------------------------------------------------------------------
                            $400                $37.50              48

           Total Amount Invested:  $400
           Total Number of Shares Purchased:  48
           Average Price Per Share:  $9.38 ($37.50/4)
           Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of the Fund or any stock or bond fund in the Delaware Investments family. Dollar-cost averaging can be appropriate for investments in shares of funds that tend to fluctuate in value. Please obtain the prospectus of any fund in the Delaware Investments family in which you plan to invest through a dollar-cost averaging program. The prospectus contains additional information, including charges and expenses. Please read it carefully before you invest or send money.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. The Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         The Fund selects brokers, dealers and banks to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. A number of trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         During the fiscal years ended June 30, 1997, 1998 and 1999, the aggregate dollar amounts of brokerage commissions paid by the Fund were $928,343, $1,104,062 and $801,769 respectively.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended June 30, 1999, portfolio transactions of the Fund in the amount of $193,299,645, resulting in brokerage commissions of $477,083, were directed to brokers for brokerage and research services provided.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds III's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of the NASD Regulation, Inc. (the "NASD"), and subject to seeking best execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the funds in the Delaware Investments family as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         In investing for capital appreciation, the Fund may hold securities for any period of time. It is anticipated that, given the Fund's investment objective, its annual portfolio turnover rate will be higher than that of many other investment companies. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. Total brokerage costs generally increase with higher portfolio turnover rates. To the extent the Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares.

         The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         During the past two fiscal years, the Fund's portfolio turnover rates were 114% for 1998 and 86% for 1999.

PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's shares and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds III or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds III will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Equity Funds III reserves the right to reject any order for the purchase of its shares of the Fund if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds III and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed within two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses.

         See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds III for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.


Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of

0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of

Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares below. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of the Fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of the Fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of the Fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds III has adopted a separate plan for each of Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Class. Shareholders of Institutional Class may not vote on matters affecting the Plans.

         The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Equity Funds III. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         The maximum aggregate fee payable by the Fund under the Plans, and the Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Equity Funds III's Board of Trustees may reduce these amounts at any time.

         Effective June 1, 1992, the Board of Trustees has determined that the annual fee, payable on a monthly basis, for Class A Shares, under its Plan, will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Class A Shares that were acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A Shares that were acquired before June 1, 1992. While this is the method for calculating 12b-1 fees to be paid by Class A Shares, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, such Plan permits the Fund to pay a full 0.30% on all the Fund's Class A Shares' assets at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have all been approved by the Board of Trustees of Equity Funds III, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Equity Funds III and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of the Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Equity Funds III having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Equity Funds III must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended June 30, 1999, payments from Class A Shares, Class B Shares and Class C Shares of the Fund amounted to $1,255,755, $693,482 and $148,375, respectively. Such amounts were used for the following purposes:

                                         Trend Fund A Class      Trend Fund B Class       Trend Fund C Class
Advertising                                          $4,019                    $---                     $---
Annual/Semi-Annual Reports                           47,892                     ---                      ---
Broker Trails                                       982,699                 182,143                   85,284
Broker Sales Charges                                    ---                 299,401                   45,425
Dealer Service Expenses                                 ---                     ---                      ---
Interest on Broker Sales Charges                        ---                 176,976                    1,137
Commissions to Wholesalers                           91,570                  32,535                   12,928
Promotional-Broker Meetings                           4,583                   1,392                      667
Promotional-Other                                    78,996                     ---                      ---
Prospectus Printing                                  33,705                     ---                      ---
Telephone                                               ---                     ---                      ---
Wholesaler Expenses                                  12,291                   1,035                    2,934
Other                                                   ---                     ---                      ---

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of a fund in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented in writing to Retirement Financial Services, Inc. that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Equity Funds III must be notified in advance that the trade qualifies for purchase at net asset value.


Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds III which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Fund and the corresponding classes of shares of other funds in the Delaware Investments family which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other funds in the Delaware Investments family.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of Delaware Investment Advisers, the Manager's affiliate, or any of the Manager's other affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of the Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.


         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.


         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from the Fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Institutional Class
         The Institutional Class of the Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for the Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                    *  *  *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds III for proper instructions.

MoneyLine (SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

 Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.



Retirement Plans for the Fund Classes
         An investment in the Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Class, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes are available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Orders for purchases of Class B Shares, Class C Shares and Institutional Class shares are effected at the net asset value per share next calculated after receipt of the order by the Fund its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.

         The Fund's net asset value per share is computed by adding the value of all the securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining the Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Trustees.

         Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that Institutional Class will not incur any of the expenses under Equity Funds III's 12b-1 Plans and Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of the Fund will vary.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into the Fund that has the checkwriting feature. Exchanges are subject to the requirements of the Fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds III has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year after purchase (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.




Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. First Union National Bank's fee (currently $7.50) will be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine (SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See MoneyLine (SM) On Demand under Investment Plans.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Small Cap Value Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Trend Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; and (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age
70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         The Fund will make payments from its net investment income and net realized securities profits, if any, twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code.

         All dividends and any capital gains distributions will be automatically reinvested for the shareholder in additional shares of the same Class at net asset value unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

TAXES

         It is the Fund's policy to pay out substantially all net investment income and net realized gains to shareholders to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. The Fund has met these requirements in previous years and intends to meet them this year. Such distributions are taxable as ordinary income or capital gain to those shareholders who are liable for federal income tax. The Fund also intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

         Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisers in this regard. Shares of the Fund will be exempt from Pennsylvania personal property taxes.

         Dividends representing net investment income or short-term capital gains are taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, are taxable as long-term capital gain regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions will not be affected by whether they are paid in cash or in additional shares. A portion of these distributions may be eligible for the dividends-received deduction for corporations. The portion of dividends, if any, paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Under the 1997 Act, the amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. For the fiscal year ended June 30, 1999, 00% of the Fund's dividends from net investment income qualified for the dividends-received deduction for corporations.

         If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The Fund's portfolio securities had an unrealized appreciation for tax purposes of $256,916,259 as of June 30, 1999.

         Prior to purchasing shares of the Fund, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

         Under the Taxpayer Relief Act of 1997, as revised by the Internal Revenue Service Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, the Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holders are taxed at the 20% rate when distributed to shareholders (8% for individual investors in the 15% bracket).

         "Short-term capital gains": gains on securities sold by the Fund that do not meet the long-term holding period are considered short-term capital gains and are taxed as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         If you redeem some or all of your shares in the Fund, and then reinvest the sales proceeds in such Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets. In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

         (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

         (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years, and

         (iv) The Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

         The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid federal excise taxes. The Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains or when the offsetting position is sold.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--The Fund is authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to the
Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

         If the Fund's Section 988 losses exceed the Fund's other investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Fund). If the Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

         Investment in Passive Foreign Investment Company Securities--The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While the Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Fund's income available for distribution to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

INVESTMENT MANAGEMENT AGREEMENT

         The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of Equity Funds III's Board of Trustees.

         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On June 30, 1999, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in various institutional or separately managed (approximately $28,425,550,000) and investment company (approximately $19,359,060,000) accounts.

         The Investment Management Agreement for the Fund is dated August 27, 1999 and was approved by the initial shareholder on the same date. The Agreement has an initial term of two years and may be renewed only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Equity Funds III who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Equity Funds III or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The annual compensation paid by the Fund for investment management services is equal to the following fee rate which is based on the average daily net assets of the Fund.

                         0.75% on the first $500 million
                         0.70% on the next $500 million
                         0.65% on the next $1.5 billion
                    0.60% on assets in excess of $2.5 billion

         On June 30, 1999, the total net assets of the Fund were $675,650,781. Investment management fees paid by the Fund during the past three fiscal years were $4,865,223 for 1997, $4,849,848 for 1998 and $4,225,029 for 1999. Under the
general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and the Fund.

         Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, these include the Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service
         The Distributor, Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Fund shares under a Distribution Agreement dated August 27, 1999. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Delaware Distributors, L.P. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated August 27, 1999. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of Equity Funds III are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Equity Funds III hold identical positions in each of the other funds in the Delaware Investments family. On July 31, 1999, Equity Funds III's officers and trustees owned less than 1% of the outstanding shares of Class A Shares, Class B Shares, Class C Shares and the Institutional Class.

         As of July 31, 1999, management believes the following accounts held 5% or more of the outstanding shares of a Class of the Fund. With the exception of DMC Profit Sharing Plans, the Fund has no knowledge of beneficial ownership.

Class                    Name and Address of Account                            Share Amount         Percentage
-----                    ---------------------------                            ------------         ----------
Class A Shares           Merrill Lynch, Pierce, Fenner & Smith                 1,612,464.010            6.38%
                         Attn: Fund Administration SEC#974N5
                         4800 Deer Lake Drive East, 2nd Floor
                         Jacksonville, FL 32246-6484

Class B Shares           Merrill Lynch, Pierce, Fenner & Smith                   431,449.520            9.20%
                         Attn: Fund Administration SEC#97FA1
                         4800 Deer Lake Dr. East, 2nd Floor
                         Jacksonville, FL 32246-6484

Class C Shares           Merrill Lynch, Pierce, Fenner & Smith                   185,482.750           17.78%
                         Attn: Fund Administration SEC#97HY3
                         4800 Deer Lake Dr. East, 2nd Floor
                         Jacksonville, FL 32246-6484

Institutional            Fidelity Investments - Institutional Operations         925,988.390           26.94%
Class                    CO FIICO as Agent
                         For Certain Employee Benefit Plans
                         100 Magellan Way KW1C
                         Covington, KY 41015-1987

                         Fifth Third Bank                                        648,099.450           18.85%
                         Benefits & PPA
                         P.O. Box 630074
                         Cincinnati, OH 45263-0001

                         Bank of New York                                        582,006.730           16.93%
                         TRST First Hospital Corp.
                         Retirement Plan
                         Attn: Michael Polis
                         1 Wall Street
                         New York, NY 10005-2500

Class                    Name and Address of Account                            Share Amount         Percentage
-----                    ---------------------------                            ------------         ----------
Institutional            RS DMC Employee Profit Sharing Plan                     223,602.250            6.50%
Class                    Delaware Management Company
                         Employee Profit Sharing Trust
                         c/o Rick Seidel
                         1818 Market Street
                         Philadelphia, PA 19103-3682

                         Marquette Trust Co.                                     217,924.870            6.34%
                         Cust. State of Hawaii
                         c/o DCA Inc. Attn: Anne Mejia
                         3405 Annapolis Ln.  N. Suite 100
                         Plymouth, MN 55447

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Certain officers and trustees of Equity Funds III hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of the Equity Funds III are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

-----------------------------------------------------------------------------------------------------------------------
*Wayne A. Stork (62)                         Chairman and Trustee and/or Director of Equity Funds III and each of the other 32 investment companies in the Delaware Investments family.

                                             Chairman and Director of Delaware Management Holdings, Inc.

                                             Director of Delaware International Advisers Ltd.

                                             Prior to January 1, 1999, Mr. Stork was Chairman and Trustee and/or
                                             Director of the Fund and each of the other investment companies in the
                                             Delaware Investments family and Delaware Capital Management, Inc.;
                                             Chairman, President, Chief Executive Officer and Director of DMH Corp.,
                                             Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman,
                                             President, Chief Executive Officer, Chief Investment Officer and
                                             Director/Trustee of Delaware Management Company, Inc. and Delaware
                                             Management Business Trust; Chairman, President, Chief Executive Officer
                                             and Chief Investment Officer of Delaware Management Company (a series of
                                             Delaware Management Business Trust); Chairman, Chief Executive Officer
                                             and Chief Investment Officer of Delaware Investment Advisers (a series of
                                             Delaware Management Business Trust); Chairman, Chief Executive Officer
                                             and Director of Delaware International Advisers Ltd., Delaware
                                             International Holdings Ltd. and Delaware Management Holdings, Inc.;
                                             President and Chief Executive Officer of Delvoy, Inc.; Chairman of
                                             Delaware Distributors, L.P.; Director of Delaware Service Company, Inc.
                                             and Retirement Financial Services, Inc.

                                             In addition, during the five years prior to January 1, 1999, Mr. Stork has served in various executive capacities at different times within
                                             Delaware Investments.

-----------------------------------------------------------------------------------------------------------------------

----------------------
*Trustee affiliated with the Equity Funds III's investment manager and considered an "interested person" as defined in the 1940 Act.

-----------------------------------------------------------------------------------------------------------------------------
*David K. Downes (59)                          President, Chief Executive Officer, Chief Operating Officer and Chief
                                               Financial Officer and Trustee and/or Director of Equity Funds III and each of the other 32 investment companies in the Delaware Investments family.

                                               President and Director of Delaware Management Company, Inc.

                                               President, Chairman, Chief Executive Officer and Director of Delaware Service
                                               Company, Inc. and Delaware Capital Management, Inc.

                                               President, Chief Operating Officer, Chief Financial Officer and Director of
                                               Delaware International Holdings Ltd.

                                               President of Delaware Management Company (a series of Delaware Management
                                               Business Trust).

                                               Chairman and Director of Delaware Management Trust Company and Retirement
                                               Financial Services, Inc.

                                               Executive Vice President, Chief Operating Officer, Chief Financial Officer of
                                               Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust) and
                                               Delaware Distributors, L.P.

                                               Executive Vice President, Chief Financial Officer, Chief Administrative
                                               Officer and Trustee of Delaware Management Business Trust

                                               Executive Vice President, Chief Operating Officer, Chief Financial Officer
                                               and Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings,
                                               Inc. and Delvoy, Inc.

                                               Director of Delaware International Advisers Ltd.

                                               During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

-----------------------------------------------------------------------------------------------------------------------------

----------------------
*Trustee affiliated with Equity Funds III's investment manager and considered an "interested person" as defined in the 1940 Act.

------------------------------------------------------------------------------------------------------------------------------
Richard G. Unruh, Jr. (59)                     Executive Vice President and Chief Investment Officer, Equities of Equity
                                               Funds III, each of the other 32 investment companies in the Delaware
                                               Investments family and Delaware Management Company (a series of Delaware
                                               Management Business Trust).

                                               Executive Vice President and Trustee of Delaware Management Business Trust

                                               Executive Vice President of Delaware Management Holdings, Inc. and Delaware
                                               Capital Management, Inc.

                                               Executive Vice President/Chief Investment Officer, Equities and Director of
                                               Delaware Management Company, Inc.

                                               Chief Executive Officer/Chief Investment Officer, Equities of Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust)

                                               Director of Delaware International Advisers Ltd.

                                               During the past five years, Mr.
                                               Unruh has served in various
                                               executive capacities at
                                               different times within Delaware
                                               Investments.

-----------------------------------------------------------------------------------------------------------------------------
H. Thomas McMeekin (46)                        Executive Vice President and Chief Investment Officer, Fixed Income of Equity
                                               Funds III and each of the other 32 investment companies in the Delaware
                                               Investments family.

                                               Director of Delaware Management Holdings, Inc. and Founders CBO Corporation.

                                               Executive Vice President and Director of Founders Holdings, Inc.

                                               Executive Vice President of Delaware Management Business Trust, Delaware
                                               Management Company (a series of Delaware Management Business Trust) and
                                               Delaware Capital Management, Inc.

                                               From 1987 to 1999, Mr. McMeekin was employed in various executive capacities by Lincoln Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
William E. Dodge (50)                          Executive Vice President of Equity Funds III and each of the other 32 investment companies in the Delaware Investments family and Delaware
                                               Management Business Trust.

                                               President of Delaware Investment Advisers (a series of Delaware Management
                                               Business Trust).

                                               Prior to joining Delaware Investments in 1999, Mr. Dodge was President,
                                               Director of Marketing and Senior Portfolio Manager for Marvin & Palmer
                                               Associates, Wilmington, DE from 1996-1998. From 1991 to 1996 Mr. Dodge was Chairman of Investment Policy Committee, Chief Investment Strategist,
                                               Co-Chairman of Stock Selection Committee and Assistant Director of
                                               Research for Dean Witter Reynolds, New York, NY.

-----------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery (41)                       Executive Vice President and General Counsel of Equity Funds III and each of the other 32 investment companies in the Delaware Investments family

                                               Executive Vice President and General Counsel of Delaware Management
                                               Holdings, Inc., Delaware Distributors, L.P., Delaware Management Company
                                               (a series of Delaware Management Business Trust), Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust) and Founders
                                               CBO Corporation

                                               Executive Vice President/General Counsel and Director and/or Trustee of
                                               Delaware Management Trust Company, DMH Corp., Delaware Management
                                               Company, Inc., Delaware Capital Management, Inc., Delaware Distributors,
                                               Inc., Delaware International Advisers Ltd., Delaware International
                                               Holdings Ltd., Founders Holdings, Inc., Delvoy, Inc., Delaware Service
                                               Company, Inc., Delaware Management Business Trust and Retirement
                                               Financial Services, Inc.

                                               Director of Delaware International Advisers Ltd.

                                               Director, HYPPCO Finance Company Ltd.

                                               During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments organization.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Walter P. Babich (71)                          Trustee and/or Director of Equity Funds III and each of the other 32 investment companies in the Delaware Investments family

                                               460 North Gulph Road, King of Prussia, PA 19406

                                               Board Chairman, Citadel Constructors, Inc.

                                               From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from
                                               1988 to 1991, he was a partner of I&L Investors.

-----------------------------------------------------------------------------------------------------------------------------
John H. Durham (62)                            Trustee and/or Director of Equity Funds III and 18 other investment companies in the Delaware Investments family.

                                               Partner, Complete Care Services.

                                               Mr. Durham served as Chairman of the Board of each fund in the Delaware
                                               Investments family from 1986 to 1991; President of each fund from 1977 to
                                               1990; and Chief Executive Officer of each fund from 1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware
                                               Management Company, Delaware Distributors, Inc. and Delaware Service
                                               Company, Inc., Mr. Durham served as a director and in various executive capacities at different times.

-----------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr (60)                          Trustee and/or Director of Equity Funds III and each of the 32 other investment companies in the Delaware Investments family

                                               500 Fifth Avenue, New York, NY 10110

                                               Founder and Managing Director, Anthony Knerr & Associates

                                               From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
                                               Treasurer of Columbia University, New York. From 1987 to 1989, he was
                                               also a lecturer in English at the University. In addition, Mr. Knerr was
                                               Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr.
                                               Knerr founded The Publishing Group, Inc. in 1988.

-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Ann R. Leven (58)                              Trustee and/or Director of Equity Funds III and each of the other 32 other investment companies in the Delaware Investments family

                                               785 Park Avenue, New York, NY 10021

                                               Treasurer, National Gallery of Art

                                               From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of
                                               the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

---------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison (63)                         Trustee and/or Director of Equity Funds III and each of the other 32 investment companies in the Delaware Investments family

                                               200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                               President and Chief Executive Officer, MLM Partners, Inc.

                                               Mr. Madison has also been Chairman of the Board of Communications
                                               Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life
                                               Insurance Company and from 1988 to 1993, he was President of U.S. WEST
                                               Communications--Markets.

---------------------------------------------------------------------------------------------------------------------------
Charles E. Peck (73)                           Trustee and/or Director of Equity Funds III and each of the other 32 investment companies in the Delaware Investments family

                                               P.O. Box 1102, Columbia, MD 21044

                                               Secretary/Treasurer, Enterprise Homes, Inc. From 1981 to 1990, Mr. Peck
                                               was Chairman and Chief Executive Officer of The Ryland Group, Inc.,
                                               Columbia, MD.

---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Jan L. Yeomans (50)                            Trustee and/or Director of Equity Fund III and each of the other 32 investment companies in the Delaware Investments family.

                                               Building 220-13 W-37, St. Paul, MN 55144

                                               Vice President and Treasurer, 3M Corporation.

                                               From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial
                                               Markets for the 3M Corporation; Manager of Benefit Fund Investments for the 3M
                                               Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation,
                                               1983-1985; Consultant--Investment Technology Group of Chase Econometrics,
                                               1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal
                                               Reserve Bank of Chicago, 1970-1974.
----------------------------------------------------------------------------------------------------------------------------

Eric E. Miller (45)                            Senior Vice President/Deputy General Counsel and Secretary of Equity
                                               Funds III and each of the other 32 investment companies in the Delaware
                                               Investments family.

                                               Senior Vice President/Deputy General Counsel and Assistant Secretary of
                                               Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware
                                               Management Company, Inc., Delaware Management Business Trust, Delaware
                                               Management Company (a series of Delaware Management Business Trust),
                                               Delaware Investment Advisers (a series of Delaware Management Business
                                               Trust), Delaware Service Company, Inc., Delaware Capital Management,
                                               Inc., Retirement Financial Services, Inc., Delaware Distributors, Inc.,
                                               Delaware Distributors, L.P. and Founders Holdings, Inc.

                                               During the past five years, Mr. Miller has served in various executive capacities at different times within the Delaware organization.

-----------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings (49)                        Senior Vice President/Corporate Controller of Equity Funds III and each of the other 32 investment companies in the Delaware Investments family and Delaware Investment Advisers (a series of Delaware Management
                                               Business Trust).

                                               Senior Vice President/Corporate Controller and Treasurer of Delaware
                                               Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                               Delaware Management Company (a series of Delaware Management Business
                                               Trust), Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                               Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                               Delaware International Holdings Ltd., Delvoy, Inc., Delaware Management
                                               Business Trust and Founders Holdings, Inc.

                                               Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.

                                               Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                                               Management Trust Company

                                               Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                               During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof (37)                         Senior Vice President and Treasurer of Equity Funds III and each of the other 32 investment companies in the Delaware Investments family and
                                               Founders Holdings, Inc.

                                               Senior Vice President/Investment Accounting of Delaware Management
                                               Company, Inc., Delaware Management Company (a series of Delaware
                                               Management Business Trust), Delaware Service Company, Inc., and Delaware
                                               Capital Management, Inc.

                                               Senior Vice President and Treasurer/Manager, Investment Accounting of
                                               Delaware Distributors, L.P. and Delaware Investment Advisers (a series of
                                               Delaware Management Business Trust)

                                               Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                               Senior Vice President and Manager of Investment Accounting of Delaware
                                               International Holdings Ltd.

                                               Before joining Delaware Investments in 1995, Mr. Bishof was a Vice
                                               President for Bankers Trust, New York, NY from 1994 to 1995, a Vice
                                               President for CS First Boston Investment Management, New York, NY from
                                               1993 to 1994 and an Assistant Vice President for Equitable Capital
                                               Management Corporation, New York, NY from 1987 to 1993.


-----------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey (53)                            Vice President/Senior Portfolio Manager of Equity Funds III and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                               Management Company, Inc., Delaware Management Company (a series of
                                               Delaware Management Business Trust) and Delaware Investment Advisers (a
                                               series of Delaware Management Business Trust).


                                               Before joining Delaware Investments in 1996, Mr. Frey was a Senior
                                               Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

-----------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee/director entitled to receive compensation, the aggregate compensation received from Equity Funds III and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee/director or trustee for the fiscal year ended June 30, 1999 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Trustees/Directors as of June 30, 1999. Only the independent trustees of Equity Funds III receive compensation from the Fund.

                                                         Pension or                Estimated         Total Compensation
                                    Aggregate            Retirement                 Annual          from the Investment
                                  Compensation        Benefits Accrued             Benefits             Companies in
                                   from Equity           as Part of                  Upon                 Delaware
Name(3)                             Funds III           Fund Expenses            Retirement(1)          Investments(2)
Walter P. Babich                     $1,995                 None                     $38,000               $60,442
John H. Durham                       $1,898                 None                     $31,180               $52,526
Anthony D. Knerr                     $2,143                 None                     $38,000               $65,251
Ann R. Leven                         $2,177                 None                     $38,000               $66,251
Thomas F. Madison                    $2,158                 None                     $38,000               $65,668
Charles E. Peck                      $2,026                 None                     $38,000               $61,917
Jan L. Yeomans(4)                      $586                 None                     $38,000               $18,929

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of June 30, 1999, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent trustee/director (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $31,180 for serving as a trustee/director for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended. Ann R. Leven, Charles E. Peck, Anthony D. Knerr and Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) W. Thacher Longstreth served as an independent trustee of Equity Funds III during its last fiscal year for the period July 1, 1998 through March 17, 1999, the date on which he retired. For this period, Mr. Longstreth received $1,583 from Equity Funds III and $47,631 for all investment companies in the Delaware Investments family.

(4) Jan L. Yeomans joined the Boards of all investment companies in the Delaware Investments family in March 1999 for some funds and in April 1999 for other funds.

GENERAL INFORMATION

         Equity Funds III is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Equity Funds III originally was organized as a Delaware corporation in 1966. It was subsequently reorganized as a Maryland corporation on March 4 1983 and as a Delaware business trust on August 27, 1999.

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds available from the Delaware Investments family. An affiliate of the Manager manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         Delaware or Delaware International also manages the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion (SM) III Variable Annuities. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Choice Plus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See Delaware Group Premium Fund, Inc., in Appendix A.

         Access persons and advisory persons of the funds in the Delaware Investments family, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received;
(3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family. The Distributor ("DDLP") received net commissions from the Fund on behalf of the Class A Shares, after reallowances to dealers, as follows:

                                                       Total
                                                     Amount of              Amounts                 Net
                                                   Underwriting            Reallowed            Commission
                   Fiscal Year Ended                Commission             to Dealers             to DDLP
                   -----------------               ------------            ----------           ----------
                     June 30, 1999                    $860,057             $727,174              $132,883
                     June 30, 1998                     872,998              722,205               150,793
                     June 30, 1997                   1,602,046            1,336,246               265,831

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares as follows:

                 Fiscal Year Ended                  Limited CDSC Payments
                 -----------------                  ---------------------
                    June 30, 1999                           $466
                    June 30, 1998                          9,869
                    June 30, 1997                         10,416

         The Distributor received in the aggregate CDSC payments with respect to Class B Shares as follows:

                 Fiscal Year Ended                     CDSC Payments
                 -----------------                     -------------
                   June 30, 1999                         $234,625
                   June 30, 1998                          190,555
                   June 30, 1997                          175,785

         The Distributor received CDSC payments with respect to Class C Shares as follows:

                 Fiscal Year Ended                     CDSC Payments
                 -----------------                     -------------
                   June 30, 1999                           $2,986
                   June 30, 1998                            9,374
                   June 30, 1997                           14,972

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to the Fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds III's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds III to delete the words "Delaware Group" from Equity Funds III's name.

         Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of the Fund's securities and cash. As custodian for the Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
         Equity Funds III has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each Class represents a proportionate interest in the assets of the Fund, and each has the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter that affects the Fund Classes' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         Prior to September 6, 1994, Trend Fund A Class was known as Trend Fund class and Trend Fund Institutional Class was known as Trend Fund (Institutional) class.

         Effective August 16, 1999, the name of Trend Fund was changed to Delaware Trend Fund. Also effective on that date, corresponding changes were made to the names of the Fund's Classes.

         Effective as of August 29, 1997, the name of Delaware Group Trend Fund, Inc. was changed to Delaware Group Equity Funds III, Inc. and effective August 27, 1999, the name of Delaware Group Equity Funds III, Inc. was changed to Delaware Group Equity Funds III.

Noncumulative Voting
         Equity Funds III shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds III voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditor for Delaware Group Equity Funds III and, in its capacity as such, audits the annual financial statements of the Fund. The Fund's Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended June 30, 1999 are included in the Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

APPENDIX A--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
            FAMILY

         Following is a summary of the investment objectives of the funds in the Delaware Investments family:

         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the investment adviser believes have the potential for above average dividend increases over time.

         Delaware Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delaware Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Delaware Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.

         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

          Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

          Delaware Group Premium Fund, Inc. offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Balanced Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Small Cap Value Series seeks capital appreciation by investing primarily in small-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Social Awareness Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. REIT Series seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry. Aggressive Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. Delaware Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. Delaware Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in the Portfolio's prospectus(es).

    Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Investments at 800.523.1918 and shareholders of the Institutional Class should contact Delaware Investments at 800.828.5052.


INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

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DELAWARE GROUP EQUITY FUNDS III

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DELAWARE TREND FUND

A CLASS
B CLASS
C CLASS

INSTITUTIONAL CLASS
---------------------------------------------------------------

CLASSES OF DELAWARE GROUP
EQUITY FUNDS III

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PART B

STATEMENT OF
ADDITIONAL INFORMATION
---------------------------------------------------------------

AUGUST 27, 1999



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